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                                                                  EXHIBIT 10.1
                             DEMAND PROMISSORY NOTE

$25,000,000.00                                             as of April 15, 1996

         FOR VALUE RECEIVED, Spelling Entertainment Group Inc., a Delaware corporation (the "Borrower"), hereby promises to pay Viacom Inc. (the "Lender"), on demand, the lesser of (i) the principal sum of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or (ii) the aggregate principal amount of all advances made by the Lender to the Borrower pursuant to this Demand Promissory Note, duly endorsed and set forth on the attached sheet, plus accrued interest thereon. Interest will accrue daily and will be computed in a manner consistent with the provisions of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of January 31, 1995 among the Borrower and Lender, as amended, on the aggregate principal amount of such advances at the per annum rate equal to the then applicable one month Eurodollar Rate plus 1.00%, as defined in the Credit Agreement. The Borrower also agrees to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest at the rate and manner specified in the Credit Agreement.

        Payments hereunder shall be made to Lender at such account of Lender as is specified by Lender in writing from time to time.

        THIS DEMAND PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE STATE OF NEW YORK.

        THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM INSTITUTED WITH RESPECT TO THIS DEMAND PROMISSORY NOTE.

        The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Demand Promissory Note.

                                BORROWER

                                SPELLING ENTERTAINMENT GROUP INC.


                                By:   /s/  THOMAS P. CARSON
                                   ------------------------------
                                Name:  Thomas P. Carson
                                Title: Executive Vice President

                                As an authorized officer of
                                the foregoing corporation
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                Advances and Aggregate Outstandings of Principal

                       Demand Promissory Note - Spelling



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                                                          Aggregate
Date of             Amount of                             Principal
Advance              Advance           Rate                Amount
- -------             ---------          ----               ---------








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